WARRANT NO. _____


         NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT OF THE MED-DESIGN CORPORATION (THE "COMPANY") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER ANY SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (ii) THE COMPANY RECEIVES AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH WARRANT OR SHARES MAY BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           THE MED-DESIGN CORPORATION


         This is to certify that, FOR VALUE RECEIVED, MICHAEL W. SIMPSON (the "Warrantholder") is entitled to purchase, subject to the provisions of this Warrant, from The Med-Design Corporation, a Delaware Corporation (the "Company"), Sixty Six Thousand (66,000) fully paid, validly issued and nonassessable shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company (the "Warrant Shares") at the price of Eleven Dollars and eighty seven point five cents ($11.875) per share (the "Exercise Price").


         (1) GRANT AND VESTING. The Warrant was granted on April 25, 2000 subject to shareholder approval, and shall vest subject to the Warrantholder's continued employment by the Company on the below listed vesting dates:

         Thirty Three Thousand (33,000) shares on November 11, 2000 Thirty Three Thousand (33,000) shares on November 11, 2001

         (2) EXERCISE OF WARRANT.

                  (A) This Warrant may be exercised in whole or in part at any time or from time to time on or after the date of this Warrant and until five years from such date, April 25, 2005 (the "Expiration Date"), provided, however, that if any such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price of the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrant, but not later than seven
(7) days from the date of such exercise, the Company shall issue and deliver to the Warrantholder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Warrantholder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Warrantholder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Warrantholder.

                  (B) In the event the Company shall at any time subdivide, combine or reclassify the outstanding shares of Common Stock, the number of Warrant Shares subject to this Warrant shall be adjusted accordingly and the Exercise Price shall forthwith be proportionately decreased in the case of a subdivision or increased in the case of a combination.

         (3) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

         (4) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant.

         (5) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Warrantholder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the Warrantholder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax the Company shall, without charge, subject to the restrictions set forth in Section (5), execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Warrantholder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

         (6) RESTRICTIONS ON TRANSFER. This Warrant and all rights hereunder are transferrable, in whole or in part, only to the Company by the Warrantholder in person or by a duly authorized attorney except as set forth in Subparagraph (A).

                  (A) Restrictions in General. Prior to any Transfer (as defined below) of this Warrant or the Warrant Shares, the Warrantholder will give ten
(10) days' written notice to the Company of such Warrantholder's intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by an opinion, addressed to the Company and reasonably satisfactory in form and substance to it, of counsel for such Warrantholder, stating whether, in the opinion of such counsel, such Transfer will be a transaction exempt from registration under the Securities Act and applicable state securities laws. If such Transfer may in the opinion of such counsel be effected without registration under the Securities Act and applicable state securities laws, such Warrantholder shall thereupon be entitled to Transfer this Warrant and the Warrant Shares in accordance with the terms of the notice delivered by such Warrantholder to the Company. If in the opinion of such counsel such Transfer may not be effected without registration under the Securities Act, such Warrantholder shall not be entitled to so Transfer this Warrant or the Warrant Shares unless the Company elects or is obligated under Section (7) to file a registration statement relating to such proposed Transfer and such registration statement has become effective under the Securities Act and applicable state securities laws.

                  (B) "Transfer" means, with respect to the Warrants, the Warrant Shares, or any interest therein, any disposition which would constitute a sale thereof within the meaning of the Securities Act.

         (7) RIGHTS OF THE WARRANTHOLDER. The Warrantholder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Warrantholder are limited to those stated in the Warrant and are not enforceable against the Company except as set forth herein.

         (8) REGISTRATION UNDER THE SECURITIES ACT OF 1933. The Company shall, for a period of five (5) years from the date of the Warrant herein granted, advise the Warrantholder or any then holder of Warrant Shares (such persons being collectively referred to herein as "Warrantholders") by written notice at least thirty (30) days prior to the filing of any registration statement (other than a registration effected solely to implement a transaction of the type for which form S-4 or form S-8 or any successor form is available) with the Securities and Exchange Commission (the "Commission") under the Securities Act covering securities of the Company. Each filing notice shall offer to the Warrantholder the opportunity to include such number of shares as it may request in the registration statement to which the filing notice relates and shall advise the Warrantholder whether or not such registration statement is intended to cover an underwritten public offering (an "Underwritten Offering"). If the Warrantholder desires to have his shares included in a registration statement, he shall so advise the Company in writing (a "Registration Request") within ten
(10) days after the date of receipt of the related filing notice, which Registration Request shall set forth the number of shares for which registration is requested. Subject to the provisions of Section (8) of this Agreement, the Company shall include in a registration statement all shares for which it has timely received a Registration Request.

         Notwithstanding anything to the contrary herein, the Company shall have the right at any time (irrespective of whether a written Registration Request shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the Effective Date thereof.

         (9) UNDERWRITTEN OFFERINGS.

                  (A) Participation and Limitations. If a registration statement is for an Underwritten Offering, the right of Warrantholder to registration pursuant to Section (7) hereof shall be conditioned upon (1) the Warrantholder's participation in such Underwritten Offering and the inclusion of Warrantholder's Warrant Shares in the Underwritten Offering to the extent provided herein and
(2) the execution and delivery by Warrantholder of an underwriting agreement in customary form with the underwriter or underwriters selected by the Company to manage such Underwritten Offering (individually or collectively, the "Underwriter"). If the Underwriter determines that the inclusion of Warrant Shares in such Underwritten Offering would adversely affect the success of such offering, then the amount of securities to be included in the Underwritten Offering shall, subject to then existing agreements to which the Company is presently a party concerning the registration of Common Stock, be as follows:

(1) first, the number of shares of Common Stock to be offered and sold for the account of the Company (up to the maximum number of shares of Common Stock as determined by the Underwriter) and (2) second, if additional shares of Common Stock may then be included in such Underwritten Offering, such additional number of shares of Common Stock to be offered and sold for the account of the Warrantholders, which (a) together with the shares of Common Stock to be offered and sold for the account of the Company shall not exceed the maximum number of shares of Common Stock as determined by the Underwriter and (b) shall be allocated among the Warrantholders pro rata based upon the aggregate number of Warrant Shares requested by each such Warrantholder to be included in such Underwritten Offering. In addition, the number of Shares to be included in any Underwritten Offering may, in the discretion of the Company or the Underwriter, be rounded to the nearest one hundred (100) shares. If a Warrantholder disapproves of the terms of such Underwritten Offering, then he may elect to withdraw therefrom by written notice to the Company and the Underwriter at any time prior to the date on which the registration statement therefore is declared effective by the Commission (a "Withdrawal Notice"). Any Shares subject to a Withdrawal Notice shall be withdrawn and excluded from the registration statement for the Underwritten Offering to which the Withdrawal Notice relates.

                  (B) Restrictions on Sales of Shares. If Warrant Shares are covered by a registration statement for an Underwritten Offering, Warrantholder agrees, if requested by the Underwriter and timely notified in writing by the Company or the Underwriter, not to effect any public sale or distribution of Shares (including a sale pursuant to Rule 144 under the Securities Act) except as part of such Underwritten Offering during the period commencing on the tenth day prior to the closing date for such Underwritten Offering and ending on the forty-sixth day after such closing date.


         (10) REGISTRATION PROCEDURES. In the case of each registration of securities covered by Section (8) hereof (each a "Registration") for which Warrantholder has timely delivered a Registration Request and has not delivered a Withdrawal Notice, the Company will keep Warrantholder advised in writing of the initiation and completion of such registration and will take the following actions at its own expense:

                  (A) prepare and file with the Commission a registration statement for such Shares as are entitled to be included therein, use its best efforts to cause such registration statement to become effective, and, upon the request of Warrantholder, keep such registration statement effective for not less than ninety (90) days;

                  (B) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (C) furnish to Warrantholder at least one (1) copy of the registration statement and any post-effective amendments thereto and such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, as he may reasonably request;

                  (D) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Warrantholder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

                  (E) in any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the Underwriter;

                  (F) promptly notify Warrantholder at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act because of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (G) bear the entire cost and expense of any registration of securities initiated by it under Section (9)(A) notwithstanding that Warrant Shares subject to this Warrant may be included in any such registration statement pursuant to this Section (9) Warrantholder shall, however, bear the fees of his own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Warrant Shares sold by it pursuant thereto.

         The Company's agreements with respect to Warrants or Warrant Shares in Section (7), (8) and (9) shall continue in effect as provided therein regardless of the exercise and surrender of this Warrant.


         (11) WARRANTHOLDER NOT OBLIGATED. Neither the giving of any notice by any Warrantholder nor the making of any request for prospectuses shall impose any obligation to sell any Warrant Shares, or exercise any Warrants upon such Warrantholder or owner making such request.

         (12) INDEMNIFICATION.

                  (A) The Company shall indemnify and hold harmless each such Warrantholder and each Underwriter, within the meaning of the Securities Act, who may purchase from or sell for any such Warrantholder any Warrant Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any post-effective amendment thereto or any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of Section (7) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Warrantholder or Underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such person within the meaning of the Securities Act; provided however, that the Company shall not be obliged so to indemnify any such Underwriter or controlling person unless such Underwriter shall at the same time indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or amendments thereto or any prospectus required to be filed or furnished by reason of Section (7) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such Underwriter expressly for use therein.

                  (B) Warrantholder will, if Shares are included in the securities as to which such Registration is being effected, indemnify the Company, each of its directors and officers, each Underwriter of securities covered by such a registration statement, and each person who controls the Company or such Underwriter within the meaning of Section 15 of the Securities Act against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, whether commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, any prospectus, offering circular or other document related thereto, or any amendment or supplement to any of the foregoing, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, persons, Underwriter or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Warrantholder and stated to be specifically for use therein;

                  (C) Each party entitled to indemnification or contribution under this Section (11) (an "Indemnified Party") shall give notice to the party required to provide indemnification (an "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section (11), unless such failure is prejudicial to the Indemnifying Party's ability to defend such action. An Indemnifying Party, in the defense of any such claim or litigation, shall not except with the consent of each Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (D) If the indemnification provided herein is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Warrantholder from the offering or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the benefits referred to in clause (i), but also the relative fault of the Company and Warrantholder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and Warrantholder shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by each of the Company and Warrantholder. The relative fault of Warrantholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Warrantholder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (13) NO LIMITATION ON CORPORATE ACTION. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of its corporate rights or powers to recapitalize, amend its articles or incorporation or bylaws, reorganize, consolidate or merge with or into any corporation, or transfer all or any part of its property or assets or the exercise of any other of its corporate rights and powers.


         (14) REPRESENTATION OF WARRANTHOLDER. Warrantholder, by the acceptance hereof, represents that it is acquiring this Warrant for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the Warrant Shares issuable upon the exercise hereof, nor with the present intention of distributing any of such securities.


         (15) RESTRICTIVE LEGEND. Each certificate representing Warrant Shares initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act, shall bear the following legend (and any additional legend required by any applicable state securities laws) on the face thereof:

              The securities represented hereby have not been registered under the Securities Act of 1933 and the transfer of such securities is subject to the restrictions set forth in Section (5) of the Warrant delivered to the registered Warrantholder thereof, a copy of which is available for inspection at the principal office and no transfer of such securities shall be valid or effective unless and until the terms and conditions of such Section (5) shall have been in satisfied.


         Any certificate issued at any time upon transfer or, or in exchange for or replacement of, any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Warrantholder, addressed and delivered to the Company, which opinion shall be in a form reasonably satisfactory and acceptable to the Company and such Warrantholder, the securities represented thereby need no longer be subject to the restrictions contained in Section (5). The provisions of this Warrant shall be binding upon all subsequent Warrantholders of certificates bearing the legend hereinbefore described and shall also be applicable to all subsequent Warrantholders.

         (16) GOVERNING LAW. This Warrant shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.


         (17) NOTICE. All notices and other communications under this Warrant shall (a) be in writing (which shall include communications by telex and telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, or by a reputable overnight courier (ii) delivered by hand or (iii) transmitted by telex or telecopier (c) be given at the following respective addresses and telex, telecopier and telephone numbers and to the attention of the following persons:

                             If the Company, to it at:

                             The Med-Design Corporation
                             2810 Bunsen Avenue
                             Ventura, CA 93003
                             Telecopier No.:  (805) 339-9375
                             Telephone No.: (805) 339-0375
                             Attn:  James M. Donegan


                             If the Warrantholder, to it at:

                             Michael W. Simpson
                             747 Calle De Los Amigos
                             Santa Barbara, CA  93105
                             Telephone No.:  (805) 569-5496

or at such other address or telex, telecopier or telephone number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth (5th) Business Day after such communication is deposited in the mail, addressed as above provided,
(ii) if given by telex or telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section and the appropriate answer back is received or receipt is otherwise acknowledged, (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, and (iv) if sent by overnight courier, the day after the communication is delivered to such carrier except that notices of a change of address, telex, telecopier or telephone number, shall not be deemed furnished, until received.

         (18) MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


         (19) DATE AND EFFECTIVENESS. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, unless the Warrant shall have been exercised, in which case this Agreement shall terminate on the third anniversary of the date of the exercise or partial exercise of the Warrant herein granted except as provided in Sections (8) and
(9).

         The undersigned hereby set their hands and seals to this Warrant Agreement with full knowledge of its contents and intending thereby to be legally bound.



ATTEST:                             THE MED-DESIGN CORPORATION


By:____________________________     By:_____________________________
   Joseph N. Bongiovanni, III          James M. Donegan
   Secretary                           President, CEO


WITNESS:


______________________________      ________________________________
                                       Michael W. Simpson



DATED:  April 25, 2000

                                  PURCHASE FORM
                                  -------------

Dated____________


                  The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of ___________ in payment of the actual exercise price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name_____________________________________________________________
                  (Please typewrite or print in block letters)

Address__________________________________________________________


Signature________________________________________________________


                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, ________________________________________
hereby sells, assigns and transfers unto


Name_____________________________________________________________
                  (Please typewrite or print in block letters)

Address__________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of ________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date:________________


Signature_________________________

                          AMENDED EMPLOYMENT AGREEMENT
                          ----------------------------


         THIS AMENDED EMPLOYMENT AGREEMENT is made and entered into this 25th day of April, 2000, by and between THE MED-DESIGN CORPORATION, a Delaware corporation and Med-Design Research Limited, a California Corporation which is a wholly owned subsidiary of The Med-Design Corporation (hereinafter collectively referred to as "Employer"), and MICHAEL SIMPSON, an individual (hereinafter referred to as "Employee") as follows:

WHEREAS, Employer entered into a contract of employment with Employee on November 11, 1999 whereby Employee assumed the position of Chief Operating Officer and Executive Vice President; and

WHEREAS, the parties desire to reconfirm and re-ratify the terms of that contract of employment with certain amended provisions as are hereinafter set forth;

         NOW THEREFORE, IN CONSIDERATION of the above recitals, the mutual undertakings hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. TERM

1.01 The Employer hereby employs the Employee and the employee hereby accepts employment with the Employer for a period of three (3) years from November 11, 1999 to November 10, 2002, renewable for additional one year terms unless terminated pursuant to the terms of Paragraph 8 of this Agreement. This employment term is subject to annual review by the Employer on each anniversary date of this Agreement and Employer may terminate Employee's employment after such review at its sole discretion with no further obligation.

1.02 This employment may be extended by mutual agreement of the parties. As used herein, the phrase "Employment Term" refers to the entire period of employment of the Employee by the Employer hereunder, whether for the period provided above, or if terminated earlier as hereinafter provided, or as extended by mutual agreement of the parties.

2. DUTIES

2.01 The Employee shall serve as the Executive Vice President and Chief Operating Officer of the Employer. He shall do and perform all services, acts, or things necessary or advisable to manage and conduct the responsibilities of the Executive Vice President and Chief Operating Officer of the Employer, subject to the policies set by the Chief Executive Officer and Board of Directors. The Employee shall perform the specific functions and tasks as set forth below:

         A. Perform the duties and responsibilities of the Executive Vice President and Chief Operating Officer as set forth in the corporate Bylaws of the Employer.

         B. Manage the implementation of the research, development and manufacturing facilities.

         C. Advise the Chief Executive Officer and Board of Directors with respect to the management and the implementation of the corporate operations planning, research and development.

         D. Develop the corporate operations plan including goals, objectives, policies, and strategy for implementation of the plan.

         E. Prepare and monitor the research, development, and manufacturing plan, and assist the Chief Financial Officer in budgeting and cost control systems, and the monitoring of cost controls.

         F. Assist the Chief Executive Officer in organization and executive administration, and in marketing, sales and financial planning and strategy.

         G. Manage the research, development, and manufacturing organization, operations planning, budgeting and cost control, regulatory processing, purchasing, contracts, personnel, and the administration of product research, development and manufacturing.

3. LOCATION OF EMPLOYMENT

3.01 The aforesaid services shall be rendered primarily at Employer's facilities in Ventura, California; provided, however, that Employee acknowledges that he may be required to perform services on temporary assignments in other locations from time to time and that he may be reassigned, from time to time, by Employer for extended periods to other locations; provided, however, Employee consents in advance to such temporary assignment in other locations.

4. EMPLOYEE REPRESENTATIONS

4.01 Employee represents and warrants that he is currently not a party to any employment agreement, consulting agreement or other arrangement which would in any manner interfere with the duties and responsibilities he will be required to perform under this Agreement. Employee hereby further agrees that he will undertake no activity either directly or indirectly outside of his employment with Employer which would either conflict with his duties under this Agreement or be detrimental to the interests of Employer. In order to best assure that these covenants are not breached, any outside employment of whatsoever nature shall require the advance written consent of Employer.

5. COMPENSATION

5.01 As compensation for his services hereunder, the Employee shall receive a salary at the rate set forth in the attached Schedule "A", for full time employment payable in accordance with Employer's standard practices for payment of salary to its employees.

6. EMPLOYEE BENEFITS

6.01 Employee shall have and retain all those benefits as are from time to time determined by the Board of Directors, including but not limited to health insurance, life insurance, vacation, holidays and sick leave. It is agreed by Employer that Employee shall be granted benefits that are received by other senior Employees of the Employer. Long term disability insurance as offered by Employer must be paid for by Employee and maintained as a condition of employment.

7. BUSINESS EXPENSES

7.01 The services required by the Employer may require the Employee to incur reasonable business expenses, including travel expenses on behalf of the Employer. The Employer shall promptly reimburse the Employee for all reasonable business expenses incurred by the Employee in connection with the business of the Employer, which shall include, but not be limited to automobile mileage, airfare, ground transportation, lodging and subsistence, entertainment and promotional expenses, printing and reproduction, long distance telephone and facsimile charges, and postage and freight costs.

8. TERMINATION

8.01 The Employee's employment hereunder may be terminated by the Employer without any breach of this Agreement or any obligation to make severance payment under the circumstances described below in subparagraph 8.04:

8.02 The Employee's employment hereunder shall terminate upon Employee's death. In event of the death of the Employee during the term of employment, the date of termination shall be on the date of death.

8.03 As a result of the Employee's incapacity due to physical or mental illness, the Employer may terminate the Employee's employment hereunder by giving written notice to such effect to the Employee. In the event of the termination of the Employee's employment hereunder pursuant to this paragraph 8.03, the date of termination shall be the date on which notice of termination is received by the Employee or Employee's personal representative.

8.04 The Employer may terminate the Employee's employment under this Agreement at any time for cause. For purposes of this Agreement, the term "cause" shall be limited to the following: (i) acts by Employee involving moral turpitude which reflect materially and adversely on the Employer, its reputation, or its assets;
(ii) gross and continued neglect by the Employee of Employee's duties, which neglect continues for more than thirty (30) days after written notice specifying the nature thereof is received by the Employee; (iii) conviction of a crime involving moral turpitude, including, without limitation, theft or embezzlement;
(iv) continuing alcohol or drug abuse; or (v) a material breach of this Agreement which breach remains uncured for a period of thirty (30) after written notice specifying the nature of such breach by the Employee; provided, however, that if the nature of such breach by Employee; is such that more than thirty
(30) days are reasonably required for its cure, then the Employer shall not have the right to terminate this Agreement if the Employee commences such cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion. Termination pursuant to this paragraph 8.04 shall be by written notice to the Employee which notice shall specify the cause for termination.

9. RIGHTS TO WORK

9.01 All inventions, new products, manufacturing processes and work product made pursuant to this Agreement and Employee's contributions thereto (hereinafter referred to as "Work") shall be the sole and exclusive property of Employer. Employer shall have the perpetual and exclusive right to use, manufacture, distribute, sell or license throughout the world any Work, or part thereof, in which Employee's services are utilized in the medical device and equipment industry which is now known or may hereafter exist, including, without limitation, inventions, new product developments and designs, and the development of manufacturing processes for the medical device and equipment industry. All revenue that Employer derives from the distribution, sales or licensing of such Work shall be the sole and exclusive property of Employer.

9.02 All processes, inventions, design, patents, copyrights, trademarks and other intangible rights that Employee may conceive or develop, either alone or with others, during the term of Employee's employment, in which the equipment, supplies, facilities or trade secret information of Employer was used, or which relate at the time of conception or reduction to practice of the invention to the business of Employment or to Employer's actual or demonstrably anticipated research and development, or which result from any work that Employee performed for Employer, shall be the sole property of the Employer. Employee shall disclose to Employer all inventions conceived during the term of employment, whether or not the property of Employer under the terms of the preceding sentence, provided that such disclosure shall be received by Employer in confidence. Employee shall execute all documents, including patent applications and assignments, that Employer requires to establish Employer's rights under this Section.

9.03 The parties understand and agree that the rights granted to Employer in this paragraph shall continue in effect after the termination or expiration of this Agreement to the extent necessary for Employer's full enjoyment of such rights.

10. COVENANT NOT TO COMPETE

10.01 The Employee agrees that, during the term of employment, including any renewal thereof, he will not act as an officer, director or consultant or Employee of, or have any direct or indirect financial interest (excluding financial interests in publicly traded corporations) in any business competing with the business of the Employer or its successor. In addition, while Employee is employed by Employer and for three (3) years after termination of that employment, Employee will not, except on behalf of Employer, directly or indirectly, solicit or accept business in competition with Employer from any persons or entities which have been customers of Employer.

10.02 Employee acknowledges that it is the policy of Employer to maintain as secret and confidential all valuable and unique information heretofore or hereafter acquired, developed or used by employer relating to the business, operations, employees, new products, manufacturing processes and work product of Employer, all of which gives Employer a competitive advantage in its business (all such information which is hereinafter referred to as "Employer Confidential Information"). Employee hereby acknowledges that Employer Confidential Information constitutes "trade secrets" within the meaning of California Civil Code 426.1(d), the use of which would constitute an unfair business practice and a violation of the Uniform Trade Secrets Act (California Civil Code 3426-3426.10). Employee further recognizes that the services to be performed by him are special and unique and that by reason of his duties, will acquire Employer Confidential Information. In consideration of Employer entering into this Agreement, Employee agrees that:

         A. Use of Confidential Information. Employee shall not use Employer Confidential Information directly or indirectly, or use, publish, disseminate or otherwise disclose any Employer Confidential Information without the prior written consent of Employer.

         B. Protection. Employee shall exercise all due and diligent precautions to protect the integrity of all Employer Confidential

              Information, including but not limited to new products, manufacturing processes, mailing lists and sources thereof, statistical data and compilations, agreements, contracts, manuals or other documents embodying any Employer Confidential Information and Employee shall return all such documents in his possession or control upon the request of Employer.

         C. Irreparable Harm. Employee acknowledges that irreparable injury would result to Employer, its business and its property, in the event Employee fails to perform his obligations under this Paragraph 10. Accordingly, Employee acknowledges and agrees that in the event of his failure to perform his obligations hereunder, Employer shall be entitled, in addition to any other remedies and damages available to it, to whatever injunctive relief may be appropriate to restrain the breach or compel the performance of this Paragraph 10.

         D. Nonsolicitation. Employee further agrees that he shall neither solicit any employee, independent contractor, consultant, customer, vendor, competitor, attorney or accountant of Employer, nor solicit or communicate with by way of announcement, publication, advertisement or otherwise (except to the extent necessary to perform his duties and responsibilities under this Agreement) any person or entity with whom Employer has a business relationship or who or which competes with Employer for a period of one (1) year from the date of termination of Employee's employment pursuant to this Agreement. Employee further recognizes that irreparable injury will result to Employer, its business and its property, in the event that Employee fails to perform his obligations under this Paragraph 10.02 D. Accordingly, Employee acknowledges and agrees that in such event, Employer shall be entitled, in addition to any other remedies and damages available to it, to whatever injunctive relief may be appropriate to restrain the breach or compel the performance of this paragraph of Paragraph 10.02D.

11. NOTICES

11.01 All notices, requests, demands or other communications required to or permitted to be given under this Agreement shall be in writing and shall be conclusively deemed to have been duly given (1) when hand delivered to the other party; (2) when received when sent by telex or facsimile at the address and number set forth below (provided, however, that notices given by facsimile shall not be effective unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing same in a United States post office with first class postage prepaid and addressed to the parties as set forth below, or (b) the receiving party delivers a written confirmation or receipt for such notice either by facsimile or any other method permitted under this paragraph;

additionally, any notice given by telex or facsimile shall be deemed received on the next business day if such notice is received after 5:00 p.m. (recipient's time) or on a non-business day; (3) three business days after the same have been deposited in a United States post office with first-class or certified-mail return-receipt-requested postage prepaid and addressed to the parties as set forth below; or (4) the next business day after same have been deposited with a national overnight delivery service reasonably approved by the parties, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

         To Employer:   The Med-Design Corporation
                        2810 Bunsen Avenue
                        Ventura, CA  93003
                        Facsimile (805)  339-9751
                        James M. Donegan, Chief Executive Officer

         To Employee:   Michael Simpson
                        747 Calle De Los Amigos
                        Santa Barbara, CA  93105

12. ENTIRE AGREEMENT

         This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of the Employee in the positions herein above-described and contains all of the covenants and agreements between the parties with respect to such employment in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

13. MODIFICATION

         Any modification to this Agreement will be effective only if it is in writing signed by the parties hereto.

14. SEVERABILITY

         If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way, except to the extent that either Employees' obligations to provide the services herein outlined, or Employer's obligation to compensate Employee therefore shall be determined to be void, illegal or unenforceable, in which event the entire Agreement shall be terminable at the option of either party.

15. CONSTRUCTION AND JURISDICTION

         This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of California irrespective of such state's choice-of-law principles. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively in the State and Federal courts having jurisdiction over Ventura California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph.

16. ARBITRATION

         The parties shall submit any dispute concerning the interpretation of or the enforcement of rights and duties under this Agreement to final and binding arbitration pursuant to the American Arbitration Association Rules. Arbitration shall be conducted by a neutral arbitrator or arbitrators appointed in accordance with the American Arbitration Association Rules in the Los Angeles, California office or any office more convenient to the parties in or around Ventura, California. Notwithstanding the foregoing, a party may apply to a court of competent jurisdiction for relief in the form of a temporary restraining order or preliminary injunction, or other provisional remedy pending final determination of a claim through arbitration in accordance with this paragraph.

17. SUCCESSORS AND ASSIGNS

         Subject to the provisions of this Agreement regarding assignment, this Agreement shall be binding upon the heirs, executors, administrators, legal representatives, successors, and assigns of the respective contracting parties.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written with full knowledge of the contents and intending thereby to be legally bound.


ATTEST:                                     EMPLOYER:

                                            THE MED-DESIGN CORPORATION
                                            a Delaware Corporation


____________________________________        By:  _________________________
Secretary                                        James M. Donegan
                                                 Chief Executive Officer

ATTEST:                                     MDC RESEARCH, LIMITED
                                            a California Corporation



____________________________________        By:  _________________________
Secretary                                        James M. Donegan
                                                 Chief Executive Officer


WITNESS:                                    EMPLOYEE:


____________________________________             __________________________
                                                 Michael Simpson

                 Schedule A to the Amended Employment Agreement
             Between The Med-Design Corporation and Michael Simpson

A. Base Compensation

         Employee's annual base compensation shall be $165,000.00 per annum. Annual bonuses will be determined at the discretion of the Board's Compensation Committee upon recommendation by James M. Donegan, Chief Executive Officer. Incentive Stock Options will similarly be awarded on an annual basis at the discretion of the Board's Compensation Committee upon review by James M. Donegan, Chief Executive Officer.

B. Warrant Compensation

         Employee will receive Warrants for 50,000 shares of Employer stock priced at the close of the market on November 11, 1999, the date Employee began assuming his duties with the Employer, $7.875. These Warrants will be in the standard Med-Design Warrant form providing for immediate vesting and a five (5) year life during which the Warrants may be exercised.

C. Additional Warrant Compensation

         In addition to the Warrants received in the above paragraph B, the Employer shall immediately issue a Warrant to Employee for sixty six thousand (66,000) shares of Employer's common stock priced as of the close on April 25, 2000, $11.875 per share. The Warrants will provide that thirty three thousand (33,000) shares shall vest on November 11, 2000 and thirty three thousand (33,000) shares shall vest on November 11, 2001. The Warrants will be exercisable five (5) years from the dates of vesting. The Warrant shall provide that vesting shall be immediate upon Employee's death or upon a change in control of Employer, but the unvested shares shall not vest before the vesting date in the event that Employee either voluntarily terminates his employment or is terminated for cause by Employer.

D. Additional Expense Allocation

         Employer shall lease an automobile for Employee's use in Ventura. Employee can select said automobile not to exceed a purchase price of $45,000.

E. Special Incentive Shares

         If during the course of Employee's employment with Employer, the Employer is merged into or acquired by another entity successfully, the Employer will cause to be issued to Employee 200,000 shares of the Employer's common stock at no cost to Employee.

         Or in the alternative;

         If at any time while Employee is employed by the Employer, the Employer's common stock trades over $22.00 per share for thirty (30) consecutive trading days, Employer shall give Employee the right to receive the same 200,000 shares at no cost to Employee (it being understood that the total special incentive grant of shares will never exceed 200,000 shares) in the following manner:

                  1. Sixty six thousand six hundred sixty seven (66,667) shares shall vest upon the sooner of (a) one year after the 30th day of the above-described trading or (b) the date that such shares are registered.

                  2. Sixty six thousand six hundred sixty seven (66,667) shares shall vest two (2) years after the 30th day of the above-described trading.

                  3. Sixty six thousand six hundred sixty six (66,666) shares shall vest three (3) years after the 30th day of the above-described trading.

                  4. In the event that Employer's Common Stock does not trade over $22.00 per share for thirty (30) consecutive trading days by November 11, 2004, the 200,000 shares, at no cost to Employee, shall vest on that date.

         Vesting of the above-described incentive shares shall be immediate upon Employee's death or upon a change in control of Employer, but the unvested shares shall not vest before the vesting date in the event that Employee either voluntarily terminates his employment or is terminated for cause by Employer.

         Notwithstanding the aforesaid conditions, in the event that Employee completes the three (3) year term of this Agreement and Employer declines to renew or extend this Agreement, Employee shall still be entitled to the above-described vesting of incentive shares although no longer employed by Employer.

         This incentive compensation is granted subject to Shareholder approval.

ATTEST:                                     EMPLOYER:

                                            THE MED-DESIGN CORPORATION
                                            a Delaware Corporation


_________________________                   By:  _________________________
Secretary                                        James M. Donegan
                                                 Chief Executive Officer

ATTEST:                                     MDC RESEARCH, LIMITED
                                            a California Corporation



_________________________                   By:  _________________________
Secretary                                        James M. Donegan
                                                 Chief Executive Officer


WITNESS:                                    EMPLOYEE:


_________________________                   __________________________
                                            Michael Simpson

                             AMENDMENT TO EXHIBIT OF
                      MICHAEL SIMPSON'S EMPOYMENT AGREEMENT

         WHEREAS, on the 11th day of November, 1999, an Employment Agreement was entered into by and between The Med-Design Corporation and Michael Simpson; and

         WHEREAS, that Agreement was subsequently amended by the parties on January 5, 2000; and

         WHEREAS, the original Agreement dated November 11, 1999 contained an Exhibit titled Schedule A; and

         WHEREAS, the parties agree that Section D Special Incentive Payments, as contained in this Exhibit is in error; and

         WHEREAS, the parties wish to delete the contents of Section D and replace it with the following language:

                  "If during the course of his employment with the Company, the Company is merged into or acquired by another entity successfully, the Company will cause to be issued to employee 200,000 shares of the Company's common stock at no cost to the employee. If, in the alternative, if at any time while the employee is employed by the Company, the Company's common stock trades over $22.00 per share for thirty (30) consecutive days, the same amount of common stock, namely 200,000 shares will be issued to the employee at no cost to the employee in three annual equal awards of 66,666.67. The first being issued to Michael Simpson ninety (90) days after the stock trades over $22.00 a share for thirty (30) days; the second, one year thereafter; and the third, one year after the second payment. It being clearly understood that the total incentive payments will never exceed 200,000 shares.

                  If the stock reaches $22.00 a share for thirty (30) days during the term of employee's employment, he will receive the payment set forth above even if he is no longer employed by the Company during the time that the second and/or third installments are due. If the stock reaches $22.00 a share for thirty (30) days during the term of his employment and employee resigns from the Company or is discharged for cause before the due date of the first payment or if employee resigns or is discharged for cause before the stock trades for $22.00 a share for thirty (30) consecutive days, he has no entitlement to all said incentives. If the stock reaches $22.00 a share for thirty (30) days during the term of employee's employment and employee dies, his estate will still be entitled to payments in the amounts and on the time schedule specified above."

         NOW THEREFORE, with full knowledge of the contents of this Agreement with the intent to be thereby legally bound, the parties have agreed that the above language replaces the original language in Section D of Schedule A of the Employment Agreement.

         No other respects of the Employment Agreement and its Amendment are re-ratified and reaffirmed.

ATTEST:                                     EMPLOYER:

                                            THE MED-DESIGN CORPORATION
                                            a Delaware Corporation

____________________________                By:  _________________________
Secretary                                        James M. Donegan
                                                 Chief Executive Officer

ATTEST:                                     MDC RESEARCH, LIMITED
                                            a California Corporation



____________________________                By:  _________________________
Secretary                                        James M. Donegan
                                                 Chief Executive Officer


WITNESS:                                    EMPLOYEE:


____________________________                __________________________
                                            Michael Simpson

                                       2